                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       PHILADELPHIA SUBURBAN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (as set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       -------------------------------------------------------------------------

    5) Total fee paid:


       -------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                        PHILADELPHIA SUBURBAN CORPORATION
                             762 W. Lancaster Avenue
                          Bryn Mawr, Pennsylvania 19010

                             ----------------------

                    Notice of Annual Meeting of Shareholders
                             To Be Held May 15, 2000

                             ----------------------

TO THE SHAREHOLDERS OF
PHILADELPHIA SUBURBAN CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of PHILADELPHIA SUBURBAN CORPORATION will be held at the Springfield Country Club, 400 West Sproul Road, Springfield, Pennsylvania 19064, at 10:00 A.M., local time, on Monday, May 15, 2000, for the following purposes:

     1. To elect four directors to the class of directors for terms expiring at the 2003 Annual Meeting;

     2. Approval of an amendment to Philadelphia Suburban Corporation's Articles of Incorporation reducing the required vote of the Board of Directors on corporate actions requiring the vote of the shareholders from three-quarters of the entire Board to a majority of the entire Board in order for the action to be approved by the minimum required vote of the shareholders; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on March 27, 2000 will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

                                            By order of the Board of Directors,

                                            PATRICIA M. MYCEK
                                            Secretary

April 10, 2000

REGARDLESS OF WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        PHILADELPHIA SUBURBAN CORPORATION
                             762 W. Lancaster Avenue
                          Bryn Mawr, Pennsylvania 19010

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Philadelphia Suburban Corporation (the "Company") to be used at the Annual Meeting of Shareholders to be held Monday, May 15, 2000 and at any adjournments thereof. This proxy statement and the enclosed proxy are being mailed to shareholders on or about April 10, 2000.

         The cost of soliciting proxies will be paid by the Company, which has arranged for reimbursement, at the rate suggested by the New York Stock Exchange, of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. In addition, the Company has retained the firm of Corporate Investor Communications, Inc., to assist in the solicitation of proxies from (i) brokers, bank nominees and other institutional holders, and (ii) individual holders of record. The fee to Corporate Investor Communications, Inc. for normal proxy solicitation is $4,000 plus expenses, which will be paid by the Company. Directors, officers and regular employees of the Company may also solicit proxies, although no additional compensation will be paid by the Company for such efforts.

         The Annual Report to Shareholders for the year ended December 31, 1999, including financial statements and other information with respect to the Company and its subsidiaries, is being mailed with this proxy statement by combined first class bulk mailing to shareholders of record as of March 27, 2000. Additional copies of the Annual Report may be obtained by writing to the Company.

         KPMG LLP, the Company's independent certified public accountants, has been selected by the Board of Directors to continue in such capacity for the current year. Representatives of that firm are expected to be present at the meeting and will be available to respond to appropriate questions.

                             PURPOSE OF THE MEETING

         As the meeting is the Annual Meeting of Shareholders, the shareholders of the Company will be requested to elect four directors to hold office as provided by law and the Company's Bylaws and approve an amendment to the Company's Articles of Incorporation as described in Proposal No. 2.

                              VOTING AT THE MEETING

         Holders of shares of the Company's Common Stock of record at the close of business on March 27, 2000 are entitled to vote at the meeting. As of that date, there were xx,xxx,xxx shares of Common Stock outstanding and entitled to be voted at the meeting. Each shareholder entitled to vote shall have the right to one vote on each matter presented at the meeting for each share of Common Stock outstanding in such shareholder's name.

         The holders of a majority of the shares entitled to vote, present in person or represented by proxy at the meeting, constitute a quorum. Directors are to be elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of the votes cast by those shareholders present in person or represented by proxy at the meeting is required to approve Proposal No. 2 or to take action with respect to any other matter that may properly be brought before the meeting. Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. The enclosed proxy card is a means by which a shareholder may authorize the voting of his or her shares at the meeting if they are unable to attend in person. The shares of Common Stock represented by each properly executed proxy card will be voted at the meeting in accordance with each shareholder's direction. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented to the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

         With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions may be specified for Proposal No. 2, but not for the election of directors. Abstentions will be considered present and entitled to vote at the meeting, but will not be considered a vote cast for Proposal No. 2 and, therefore, will have no effect on the vote on such Proposal. Brokers that are member firms of the New York Stock Exchange ("NYSE") and who hold shares in street name for customers, but have not received instructions from a beneficial owner, have the authority under the rules of the NYSE to vote those shares with respect to the election of directors, but not with respect to Proposal No. 2. Proxies received from brokers with respect to shares held in street name, even if such shares are not voted by brokers, will be considered present and entitled to vote at the meeting, but will not be considered a vote cast on Proposal No. 2 and, therefore, will have no effect on such Proposal.

         Execution of the accompanying proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted by executing a proxy bearing a later date, which is voted at the meeting, or by attending the meeting and voting in person.

         Your proxy vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card regardless of whether or not you plan to attend the meeting.


                                (Proposal No. 1)

                              ELECTION OF DIRECTORS

Voting on Proposal No. 1

         The Board of Directors is divided into three classes. One class is elected each year to hold office for a three-year term and until successors of such class are duly elected and qualified, except in the event of death, resignation or removal. The Company is required by its Articles of Incorporation and Bylaws to maintain the size of its classes of directors as nearly equal in number as possible.

         The Chairman of the Corporate Governance Committee held discussions with each of the directors in the class of directors with terms expiring at the 2000 Annual Meeting regarding their nomination for re-election. Mr. Harvey J. Wilson, a director in the class of directors with terms expiring at the 2000 Annual Meeting, has indicated that, after 18 years of service to the Board and due to other business commitments, he would not stand for re-election. Mr. John
E. Palmer, who was elected to the Board of Directors (in accordance with the terms of the 1998 merger agreement between the Company and Consumers Water Company that was approved by the shareholders at the November 16, 1998 Special Meeting of Shareholders) with his term to expire at the 2000 Annual Meeting, agreed that he would serve as a director for an additional year. Mr. John F. McCaughan and Mr. Alan R. Hirsig, whose terms also expire at the 2000 Annual Meeting, both agreed to stand for re-election for a full term at the Annual Meeting. After a thorough review of the existing board members and other candidates, and in line with the requirements of the Articles of Incorporation to maintain the size of the classes of directors as nearly equal as possible, the Corporate Governance Committee recommended and the full Board approved (i) the nomination of Mr. Alan

R. Hirsig and Mr. John F. McCaughan, whose terms are to expire at the 2000 Annual Meeting, for election to the class of directors to be elected at the 2000 Annual Meeting; (ii) the nomination of Mr. Richard H. Glanton, whose term was to expire at the 2001 Annual Meeting, for election to the class of directors to be elected at the 2000 Annual Meeting; (iii) the nomination of Mr. Richard L. Smoot, whose term was to expire at the 2001 Annual Meeting, for election to the class of directors to be elected at the 2000 Annual Meeting; (iv) elected Mr. Palmer effective as of the Annual Meeting to the class of directors with terms expiring at the 2001 Annual Meeting; and (v) effective as of the Annual Meeting and election of directors as set forth herein, reduced the size of the Board of Directors from twelve to eleven and reduced the size of the class of directors with terms expiring at the 2001 Annual Meeting from four to three.

         Therefore, four directors, Messrs. Glanton, Hirsig, McCaughan, and Smoot are to be elected by a plurality of the votes cast at the Annual Meeting and seven directors will continue to serve until either the 2001 and 2002 Annual Meetings depending on the period remaining in their terms. At the meeting, proxies in the accompanying form, properly executed, will be voted for the election of the four nominees listed below, unless authority to do so has been withheld in the manner specified in the instructions on the proxy card. Discretionary authority is reserved to cast votes for the election of a substitute should any nominee be unable or unwilling to serve as a director. Each nominee has stated his willingness to serve and the Company believes that all nominees will be available to serve.

         The Board of Directors recommends that the shareholders vote FOR the election of Messrs. Glanton, Hirsig, McCaughan and Smoot as directors. For detailed information on each nominee, see pages 8 and 9.

General Information Regarding the
Board of Directors and its Committees

         The Board of Directors held six meetings in 1999. The Company's Bylaws provide that the Board of Directors, by resolution adopted by a majority of the whole Board, may designate an Executive Committee and one or more other committees, with each such committee to consist of two or more directors. The Board of Directors annually elects from its members the Executive, Audit, Executive Compensation and Employee Benefits, Corporate Governance, and Pension Committees.

         EXECUTIVE COMMITTEE. The Company's Bylaws provide that the Executive Committee shall have and exercise all of the authority of the Board in the management of the business and affairs of the Company, with certain exceptions. The Executive Committee is intended to serve in the event that action by the

Board of Directors is necessary or desirable between regular meetings of the Board, or at a time when convening a meeting of the entire Board is not practical, and to make recommendations to the entire Board with respect to various matters. The Executive Committee met three times in 1999. The Executive Committee currently has five members, and the Chairman of the Company serves as Chairman of the Executive Committee.

         AUDIT COMMITTEE. The Audit Committee is composed of three directors who are not officers of the Company or any of its subsidiaries. The Committee meets periodically with the Company's financial officers and independent certified public accountants to review the scope of auditing procedures and the policies relating to the Company's accounting procedures and controls. The Committee also provides general oversight with respect to the accounting principles employed in the Company's financial reporting. The Audit Committee has concurrent authority with the Board of Directors to select, evaluate and, where appropriate, replace the Company's independent auditors. The Audit Committee held two meetings in 1999.

         EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE. The Executive Compensation and Employee Benefits Committee is composed of three members of the Board who are not officers of the Company or any of its subsidiaries. The Executive Compensation and Employee Benefits Committee has the power to administer the Company's 1988 Stock Option Plan and to administer and make awards of stock options, dividend equivalents and restricted stock under the Company's 1994 Equity Compensation Plan. In addition, the Executive Compensation and Employee Benefits Committee reviews the recommendations of the Company's Chief Executive Officer as to appropriate compensation of the Company's officers (other than the Chief Executive Officer) and key personnel and recommends to the Board the compensation of such officers and the Company's Chief Executive Officer for the ensuing year. The Executive Compensation and Employee Benefits Committee held three meetings in 1999.

         CORPORATE GOVERNANCE COMMITTEE. The Corporate Governance Committee is responsible for identifying qualified nominees for directors and developing and periodically reviewing the Corporate Governance Guidelines by which the Board of Directors is organized and executes its responsibilities. The Corporate Governance Committee has three members and held one meeting during 1999. It is the present policy of the Corporate Governance Committee to consider nominees who are recommended by shareholders as additional members of the Board or to fill vacancies on the Board. Shareholders desiring to submit the names of, and any pertinent data with respect to, such nominees should send this information in writing to the Chairman of the Corporate Governance Committee in care of the Company. See "Requirements for Advance Notification of Nominations."

         PENSION COMMITTEE. The Pension Committee serves as the Plan Administrator for the Company's qualified benefit plans. The Committee reviews and recommends to the Board any actions to be taken by the Board in the discharge of the Board's fiduciary responsibilities under the Company's qualified benefit plans and meets periodically with the Company's financial, legal, actuarial, and investment advisors. The Committee consists of four members and met two times in 1999.

         The current members of the Committees of the Board of Directors are as follows:




                               Executive Compensation
   Executive                    and Employee Benefits               Audit
   Committee                          Committee                   Committee
--------------------------------------------------------------------------------
Nicholas DeBenedictis*           John F. McCaughan*           Richard L. Smoot*
G. Fred DiBona, Jr.              G. Fred DiBona, Jr.          Harvey J. Wilson
John F. McCaughan                Alan R. Hirsig               John E. Menario
Richard L. Smoot
Richard H. Glanton, Esq.



     Pension                    Corporate Governance
    Committee                         Committee
--------------------------------------------------------
Richard H. Glanton, Esq.*        G. Fred DiBona, Jr.*
Mary C. Carroll                  Nicholas DeBenedictis
Nicholas DeBenedictis            Mary C.  Carroll
John E. Palmer

---------------------
*Chairman


Requirements for Advance Notification of Nominations

         Nominations for election of directors may be made at the Annual Meeting by any shareholder entitled to vote for the election of directors, provided that written notice (the "Notice") of the shareholder's intent to nominate a director at the meeting is filed with the Secretary of the Company prior to the Annual Meeting in accordance with provisions of the Company's Amended and Restated Articles of Incorporation and Bylaws.

         Section 4.13 of the Company's Bylaws requires the Notice to be received by the Secretary of the Company not less than 14 days nor more than 50 days prior to any meeting of the shareholders called for the election of directors, with certain exceptions. These notice requirements do not apply to nominations for which proxies are solicited under applicable regulations of the Securities and Exchange Commission ("SEC"). The Notice must contain or be accompanied by the following information:

              (1) the name and residence of the shareholder who intends to make the nomination;

              (2) a representation that the shareholder is a holder of record of voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice;

              (3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the SEC's proxy rules had each nominee been nominated, or intended to be nominated, by the management or the Board of Directors of the Company;

              (4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and

              (5) the consent of each nominee to serve as a director of the Company if so elected.

         Pursuant to the above requirements, appropriate Notices in respect of nominations for directors must be received by the Secretary of the Company no later than May 1, 2000.

Information Regarding Nominees and Directors

         For each of the four nominees for election as directors at the 2000 Annual Meeting and the seven directors in the classes of directors whose terms of office are to expire either at the 2001 Annual Meeting or the 2002 Annual Meeting as set forth herein, there follows information as to the positions and offices with the Company held by each, the principal occupation of each during the past five years, and certain directorships of public companies and other organizations held by each.

================================================================================

                     NOMINEES FOR ELECTION AT ANNUAL MEETING

--------------------------------------------------------------------------------

Richard H. Glanton, Esq.  Mr. Glanton has been a partner in the law firm of Reed
Philadelphia, PA          Smith Shaw & McClay in  Philadelphia  since 1987.  Mr.
Director since 1995       Glanton  is a  director  of CGU  Corporation  of North
                          America,  PECO Energy Company,  Wackenhut  Corrections
                          Corporation,  the Philadelphia Convention and Visitors
                          Bureau,  and  Chairman  of the  Board of  Philadelphia
                          Television Network, Inc. Age: 53

Alan R. Hirsig ........   Mr. Hirsig  retired as President  and Chief  Executive
Haverford, PA             Officer of ARCO  Chemical  Company in 1998, a position
Director since 1997       he held since 1991.  From 1984 to 1990, Mr. Hirsig was
                          President of ARCO Chemical  European  Operations.  Mr.
                          Hirsig is a director  of  Celanese,  A.G.,  Checkpoint
                          Systems, Inc. and Hercules, Inc., as well as a trustee of Bryn Mawr College, the YMCA of Philadelphia and
                          Vicinity, the Rosenbach Museum and Library and the Curtis Institute of Music. Age: 60.

================================================================================

                     NOMINEES FOR ELECTION AT ANNUAL MEETING

--------------------------------------------------------------------------------

John F. McCaughan .....   In 1998,  Mr.  McCaughan  retired as  President of the
Doylestown, PA            BetzDearborn,  Inc. Foundation,  having served in that
Director since 1984       capacity since 1995. From 1995 to 1996, Mr.  McCaughan
                          was  Chairman  of  Betz   Laboratories,   Inc.,  which
                          provides   engineered  chemical  treatment  of  water,
                          wastewater  and process  systems.  Mr.  McCaughan  was
                          Chairman   and  Chief   Executive   Officer   of  Betz
                          Laboratories from 1982 to 1994. He is also a director of Penn Mutual Life Insurance Company, Petroferm, Inc.
                          and numerous charitable organizations. Age: 64.

Richard L.  Smoot .....   Mr. Smoot has served as President and Chief  Executive
Radnor, PA                Officer of PNC Bank in  Philadelphia  and Southern New
Director since 1997       Jersey, and its predecessor,  Provident National Bank,
                          since 1991. Prior to becoming President, he served as Executive Vice President responsible for Operations and Data Processing for PNC Bank Corp. Before joining
                          PNC Bank in 1987,  Mr.  Smoot  spent 10 years as First
                          Vice  President  and Chief  Operating  Officer  of the
                          Federal Reserve Bank of Philadelphia. Mr. Smoot is a director of P.H. Glatfelter Company and Southco Inc.
                          He also  serves as Chairman  of the  Settlement  Music
                          School, and as Director of the Philadelphia Orchestra.
                          Age: 59.

--------------------------------------------------------------------------------

           DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2001

--------------------------------------------------------------------------------


Michel Avenas..........   Mr.  Avenas has served as President  of Vivendi  North
New York, NY              America,  a  subsidiary  of, and holding  company for,
Director since 1999       certain of the U.S.  investments of, Vivendi (formerly
                          Compagnie Generale des Eaux) since 1997. Prior to this
                          position,  he served as  Assistant  to the Chairman of
                          Vivendi, a French conglomerate, which provides various
                          municipal   services  such  as  water  and  wastewater
                          treatment, from 1991 to 1997. Age: 44

John E. Palmer, Jr.....   Mr.  Palmer  is  Chairman  of the  Board of  Down-East
Portland, ME              Concepts,  Inc.,  a  manufacturer  and  wholesaler  of
Director since 1999       stationery and handcrafted gifts. Age: 63.

Robert O. Viets........   Mr. Viets  retired in December  1999 as President  and
Peoria, IL                Chief  Executive  Officer of CILCORP  Inc.,  a holding
Director since 1999       company  for  energy   services   businesses.   He  is
                          President  of  ROV   Consultants,   LLC  and  provides
                          consulting  services to the AES Corporation,  a global
                          power  company.  Mr.  Viets is also a director  of RLI
                          Corp, a property and casualty insurance  company,  and
                          of Lincoln  Office  Supply,  Inc.,  a  privately-owned
                          steelcase  distributor operating in three states. Age:
                          56

--------------------------------------------------------------------------------

           DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2002

--------------------------------------------------------------------------------


Nicholas DeBenedictis...  Mr. DeBenedictis has served as Chairman of the Company
Ardmore, PA               since May 20, 1993. Mr. DeBenedictis also continues to
Director since 1992       serve as the  Company's  Chief  Executive  Officer and
                          President, the positions he has held since joining the
                          Company in July 1992.  He also serves as Chairman  and
                          Chief  Executive  Officer of the  Company's  principal
                          subsidiaries,  Philadelphia Suburban Water Company and
                          Consumers  Water Company.  Between April 1989 and June
                          1992, he served as Senior Vice President for Corporate
                          Affairs of PECO Energy Company.  From December 1986 to
                          April  1989,  he served as  President  of the  Greater
                          Philadelphia Chamber of Commerce and from 1983 to 1986
                          he  served  as  the  Secretary  of  the   Pennsylvania
                          Department    of    Environmental    Resources.    Mr.
                          DeBenedictis  is a director of  Provident  Mutual Life
                          Insurance  Company,  PNC (East) Advisory  Board,  P.H.
                          Glatfelter Company and Met-Pro Corporation. He also serves on the Board of Directors for the Greater
                          Philadelphia  Chamber of  Commerce,  the  Pennsylvania
                          Business Roundtable and is a member of the Board of Trustees of Drexel University. Age: 54.

--------------------------------------------------------------------------------

           DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2002

--------------------------------------------------------------------------------


G. Fred DiBona, Jr. ....  Mr.  DiBona has served  since  1990 as  President  and
Bryn Mawr, PA             Chief Executive  Officer of  Independence  Blue Cross,
Director since 1993       the Delaware Valley  region's  largest health insurer.
                          He also serves as Chairman of Independence Blue Cross'
                          subsidiaries  and  affiliates.  Between 1987 and 1990,
                          Mr.  DiBona  served as President  and Chief  Executive
                          Officer  for   Pennsylvania   Blue  Shield's   holding
                          company,  Keystone Ventures, Inc. Mr. DiBona is also a
                          director   of   Independence   Blue   Cross   and  its
                          subsidiaries,  Magellan  Health  Services,  Inc., PECO
                          Energy Company,  Tasty Baking Company,  CorCell, Inc.,
                          Eclipsys Corporation, MedMax, Inc. and various civic and charitable organizations. Age: 49.

Mary C. Carroll .......   Ms. Carroll is a consultant, a community volunteer and
Bryn Mawr, PA             an advisor to nonprofit  corporations,  businesses and
Director since 1981       government agencies. Presently, she serves as Chair of
                          the National Parks Mid-Atlantic  Council.  She is Vice
                          Chair of Ft. Mifflin on the Delaware and is a founder, director or trustee of various civic and charitable organizations, including the Metropolitan YMCA, the Urban Affairs Coalition, Philadelphia Hospitality,
                          Inc.,  International  House, and Preservation  Action.
                          Age: 59.

John E. Menario........   Mr.  Menario  serves  as  Special   Assistant  to  the
Portland, ME              President of Peoples Heritage Financial Group, Inc., a
Director since 1999       multi-bank  holding company,  since 1996. He served as
                          Senior  Executive Vice  President and Chief  Operating
                          Officer of Peoples Heritage Financial Group, Inc., from 1990 to 1996. Age: 64

                            OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of January 31, 2000 with respect to shares of Common Stock of the Company beneficially owned by each director, nominee for director and executive officer and by all directors, nominees and executive officers of the Company as a group. This information has been provided by each of the directors and officers at the request of the Company. Beneficial ownership of securities as shown below has been determined in accordance with applicable guidelines issued by the Securities and Exchange Commission ("SEC") and includes the possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security).

                                                    Shared
                                                    voting
                                    Sole voting     and/or        Total and
                                    and/or sole     shared         percent
                                     investment    investment      of class
Beneficial Owner                        power      power(1)(2)  outstanding(3)
----------------                    -----------   -----------   --------------

Michel Avenas(4)                       2,543             -          2,543
Mary C. Carroll                        3,667         1,043          4,710
Morrison Coulter                      52,798        16,009(5)      68,807
Nicholas DeBenedictis                294,549        63,491(6)     358,040
G. Fred DiBona, Jr.                    3,600             -          3,600
Richard H. Glanton, Esq.               2,197           167          2,364
Alan R. Hirsig                         3,866             -          3,866
John F. McCaughan                      7,999             -          7,999
John E. Menario                        2,800         1,338(7)       4,138
John E. Palmer, Jr.                    7,816             -          7,816
Richard R. Riegler                    48,997         3,263         52,260
David P. Smeltzer                     21,650         5,918         27,568
Richard L. Smoot(8)                    1,800             -          1,800
Roy H. Stahl                          48,999        35,129         84,128
Robert O. Viets                       12,105             -         12,105
Harvey J. Wilson                      15,000             -         15,000
All directors
 and executive officers
 as a group (16 persons)             530,386(9)    126,358(10)    656,744(1.4%)

----------
(1) The shareholdings indicated include XX,XXX shares held in the Company's Dividend Reinvestment Program.

(2) Under the Company's Thrift Plan, participants do not have any present voting power with respect to shares allocated to their accounts. Such shares have been included in this column.

(3) Percentages for each person or group are based on the aggregate of the shares of Common Stock outstanding as of March 1, 2000 (40,997,701 shares) and all shares issuable to such person or group upon the exercise of outstanding stock options exercisable within 60 days of that date. Percentage ownership of less than 1% of the class then outstanding as of March 1, 2000 has not been shown.

(4) As President of Vivendi North America, Mr. Avenas oversees Vivendi's interests in the United States. Consequently, he may be deemed to share voting power for the shares held by Vivendi.

(5) The shareholdings indicated include 3,150 shares owned of record by Mr. Coulter's wife. Mr. Coulter disclaims beneficial ownership as to such shares.

(6) The shareholdings indicated include 897 shares owned of record by Mr. DeBenedictis' wife and 9,053 shares owned of record by Mr. DeBenedictis' son. Mr. DeBenedictis disclaims beneficial ownership as to such shares.

(7) The shareholdings indicated include 50 shares held by Mr. Menario's wife. Mr. Menario disclaims beneficial ownership as to such shares.

(8) The shareholdings indicated do not include approximately xxx,xxx shares as to which PNC Bank, National Association, or its affiliates have sole voting power as trustee of the Philadelphia Suburban Corporation Thrift Plan and Philadelphia Suburban Water Company Personal Savings Plan for Local 473 Employees. Mr. Smoot is the President and Chief Executive Officer of PNC Bank in Philadelphia and Southern Jersey. Mr. Smoot disclaims beneficial ownership of such shares.

(9) The shareholdings indicated include 392,488 shares exercisable under the 1988 Stock Option Plan and the 1994 Equity Compensation Plan on or before April 1, 2000.

(10) The shareholdings indicated include 102,201 shares (i) held in joint ownership with spouses, (ii) held as custodian for minor children or (iii) owned by family members.

         The following table sets forth certain information as of March xx, 2000, except as otherwise indicated, with respect to the ownership of shares of Common Stock of the Company by certain beneficial owners of 5% or more of the Company's total outstanding shares.

                                                                     Percent of
                           Amount and Nature                         Outstanding
Beneficial Owner           of Beneficial Ownership                   Shares
----------------           -----------------------------             -----------

Vivendi                    Sole voting and                              16.9%
42 Avenue                  dispositive power over
de Friedland 75380         6,918,088 shares (1)
Paris, Cedex 08 France
----------
(1) Based on the Form 4 of Vivendi dated October 7, 1999.

                             EXECUTIVE COMPENSATION

REPORT OF THE EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE

Overall Objectives

         Philadelphia Suburban Corporation's executive compensation program is designed to motivate its senior executives to achieve the Company's goals of providing its customers with high quality, cost-effective, reliable water services and providing the Company's shareholders with a market-based return on their investment.

         Toward that end, the program:

         * Provides compensation levels that are competitive with those provided by companies with which the Company may compete for executive talent.

         * Motivates key senior executives to achieve strategic business initiatives and rewards them for their achievement.

         * Creates a strong link between stockholder and financial performance and the compensation of the Company's senior executives.

         In administering the executive compensation program, the Executive Compensation and Employee Benefits Committee (the "Committee") attempts to strike an appropriate balance among the above-mentioned objectives, each of which is discussed in greater detail below.

         At present, the executive compensation program is comprised of three components: base salary, annual cash incentive opportunities and equity incentive opportunities. In determining the relative weighting of compensation components and the target level of compensation for the Company's executives, the Committee considers compensation programs of a peer group of companies.

Because of the limited number of investor-owned water utilities from which comparable compensation data is available, the Committee utilizes survey data from a composite market ("Composite Market") compiled by a nationally recognized compensation consulting firm in assessing the competitiveness of the components of the Company's compensation program. The Composite Market for the base salary and annual cash incentive elements of the program consists of 50% water utilities, 25% other utilities and 25% general industrial businesses. There are thirteen water utilities in the Composite Market, ten of which are included in the Edward Jones Water Utility Industry Index that has been used for the stock performance chart contained herein. Competitive compensation levels are targeted at the median of the third quartile range of compensation levels in the Composite Market, except for equity incentives, which are targeted at the 50th percentile of the compensation consulting firm's data base of general industrial organizations, including utilities, that have long-term incentive programs.

Compensation Components

Base Salary

         To ensure that its pay levels are competitive, the Company, with the assistance of its compensation consultant, regularly compares its executive compensation levels with those of other companies and sets its salary structure in line with competitive data from the Composite Market. Individual salaries are considered for adjustment annually and any adjustments are based on general movement in external salary levels, individual performance, and changes in individual duties and responsibilities.

Cash Incentive Awards

         The annual cash incentive plan is based on target incentive awards for each executive, which are stated as a percentage of their base salaries. Annual incentive awards for executive officers are calculated by a formula that multiplies the executive's target incentive percentage times a Company rating factor based on the Company's overall financial performance and an individual rating factor based on the executive's performance against established objectives. These factors can range from 0% to 125% for the Company rating factor and 0% to 150% for the individual rating factor. Each of these percentages are correlated with defined objectives and approved by the Committee each year. Regardless of the Company's financial performance, the Committee retains the authority to determine the final Company rating factor, and the actual payment and amount of any bonus is always subject to the discretion of the Committee.

Equity Incentives

             As part of its review of the total compensation package for the Company's officers, the Committee, with the assistance of a nationally-recognized compensation consulting firm, reviewed the Company's equity incentive compensation program. Given the importance of dividends to a utility investor, the consultant recommended using a combination of stock options with dividend equivalents to best link executive long-term incentives to corporate performance and shareholder interests.

         Under the terms of the Company's 1994 Equity Compensation Plan, which was approved by the shareholders at the 1994 Annual Meeting, the Committee and the Board of Directors may grant stock options, dividend equivalents and restricted stock to officers, directors and key employees, and stock options to key consultants of the Company and its subsidiaries who are in a position to contribute materially to the successful operation of the business of the Company. The purpose of the Plan is to help align executive compensation with shareholder interests by providing the participants with a long-term equity interest in the Company. The Plan also provides a means through which the Company can attract and retain employees of significant abilities.

Summary of Actions Taken by the Committee

Salary Increase

         Under the Company's salary program, the base salary budget is based on salary levels for comparable positions in the Composite Market. The projected overall annual increase is based on annual salary budget increase data reported by published surveys. Under these guidelines, actual salary increases are determined based on a combination of an assessment of the individual's performance and the individual's salary compared to the market. In the case of executive officers named in this Proxy Statement, the determination of salary levels is made by the Committee, subject to approval by the Board of Directors.

         Mr. DeBenedictis' salary for 1999 was consistent with the target level for the CEO position within the Composite Market. Mr. DeBenedictis' salary for 2000, which was approved by the Board of Directors on February 1 and effective on April 1, 2000, is consistent with published salary survey information on salary levels and projected annual salary increases for 2000 and is based on the Committee's favorable assessment of his and the Company's performance.

Annual Incentive Award

         At its January 31, 2000 meeting, the Committee determined the annual cash incentive awards to be made to the participants in the annual incentive plan. The awards were based on the Company's performance compared to its financial goal for 1999 as well as the participants' achievement of their individual objectives. The incentive awards to the Company's officers were approved by the Board of Directors on February 1, 2000. Mr. DeBenedictis' annual incentive compensation for 1999 was based on the Company's earnings and the Committee's assessment of Mr. DeBenedictis' individual performance. Mr. DeBenedictis' achievements in 1999 included increasing revenues and net income to record levels, reducing controllable operating expenses and interest costs below budget, increasing customer growth through acquisitions, integrating the Consumers organization and implementing other management initiatives intended to control costs, enhance customer satisfaction and increase the dividend. It was the Committee's assessment that Mr. DeBenedictis met all his objectives and well exceeded his objectives on earnings, growth and acquisitions.

Equity Incentives

         At its March 6, 2000 meeting, the Committee approved the grant of incentive stock options and dividend equivalents under the Company's 1994 Equity Compensation Plan to its executive officers at the fair market value on the date of grant for such stock options of $18.3438. The options are exercisable in installments of one-third each year starting on the first anniversary of the date of grant and expire at the end of 10 years from the date of grant. The dividend equivalents will accumulate dividends over a period of four years. Mr. DeBenedictis received a grant of 40,000 options and dividend equivalents on March 6, 2000 at the grant price stated above. At its meeting, the Committee also approved management's recommendation to reduce the performance period for the dividend equivalents granted in 1998 and 1999 by one year based on the Company's performance against the 1999 measurement criteria established by the Committee for this purpose at its March 1, 1999 meeting. The measurement criteria involve targets for earnings per share, dividends, total return to shareholders over a five-year period and customer growth.

         Section 162(m) of the Internal Revenue Code generally precludes the deduction for federal income tax purposes of more than $1 million in compensation paid to the Chief Executive Officer and the other officers named in the Summary Compensation Table in any one year, subject to certain specified exceptions. Given the nature of the stock option grants and the level of other compensation paid to the Chief Executive Officer and the other executive officers named in the Summary Compensation Table, the deduction limitation is presently inapplicable to the Company. The Committee will address this limitation if and when it becomes applicable to the Company's compensation program.

                                     Respectfully submitted,



                                     John F. McCaughan
                                     G. Fred DiBona, Jr.
                                     Alan R. Hirsig

         The foregoing report of the Executive Compensation and Employee Benefits Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table shows compensation paid by the Company for services rendered during the years 1999, 1998 and 1997 for the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                                                     SUMMARY COMPENSATION TABLE

                                                                                         Long Term Compensation
                                                                               ---------------------------------------
                                            Annual Compensation                            Awards             Payouts
                                     ----------------------------------------  ----------------------------   --------
                                                                                                 Securities
                                                                   Other                           Under-               All Other
                                                                   Annual        Restricted        lying        LTIP     Compen-
        Name and                                                  Compen-           Stock         Options/     Payouts    sation
   Principal Position       Year     Salary ($)(1) Bonus($)(2)  sation($)(3)   Award(s)($)(4)   SAR's (#)(5)     ($)      ($)(6)
-----------------------------------------------------------------------------  ---------------------------------------------------
N. DeBenedictis             1999        295,048      258,750       4,800                           40,000                153,439
CEO                         1998        282,296      267,188       4,800           436,250         40,000                113,910
                            1997        268,902      245,775       4,750              -            40,000         -      116,691

M. Coulter                  1999        155,641       65,950       4,669                           12,000                 24,508
President - PSW             1998        144,581       57,156       4,155                            8,000                 21,593
                            1997        137,852       53,999       3,604              -             8,000         -       21,167

R. Stahl                    1999        170,594       60,861       4,800                            8,000                 23,378
Sr. V.P. & Gen. Cnsl.       1998        167,921       66,151       4,863              -             8,000         -       19,442
                            1997        162,625       51,132       4,351              -             8,000         -       19,182

D. Smeltzer                 1999        130,516       45,619       3,915                            6,000                 12,524
Sr. V.P. - Finance          1998        106,626       32,604       3,199                            4,000                  9,451
                            1997        102,032       33,521       3,060              -             4,000         -        9,240

R. Riegler                  1999        158,049       49,797       4,741                            8,000                 23,148
Sr. V.P.-Eng. &             1998        155,084       54,252       4,491                            8,000                 19,734
   Environ. Aff.            1997        149,837       54,306       4,495              -             8,000         -       19,493


(1) Salary deferred at the discretion of the executive and contributed to the Company's Thrift Plan or Executive Deferral Plan is included in this column.

(2) Includes cash bonuses for services rendered during the specified year, regardless of when paid.

(3) Company matching contributions under the Company's Thrift Plan and Executive Deferral Plan are included in this column.

(4) Mr. DeBenedictis was awarded a grant of 15,000 shares of restricted stock on March 2, 1998 and 5,000 shares of restricted stock on May 21, 1998 under the Company's 1994 Equity Compensation Plan. The fair market value of the shares awarded on March 2, 1998 was $22.3125 per share and the fair market value of the shares awarded on May 21, 1998 was $20.3125 per share based on the closing prices on the New York Stock Exchange on those dates. One-third of the restricted stock under each grant will be released to Mr. DeBenedictis each year on the anniversary of each grant and he is entitled to receive the dividends on the restricted shares pending their release. At year-end 1999, the value of the 13,334 shares still subject to restrictions was $275,847 based on the closing price for the stock on December 31, 1999 of $20.6875.

(5) Option award numbers have been restated to reflect the December 1997 4-for-3 stock split in the form of a stock distribution.

(6) Includes: (a) the dollar value, on a term loan approach, of the benefit of the whole-life portion of the premiums for a split dollar life insurance policy on Mr. DeBenedictis maintained by the Company, projected on an actuarial basis ($13,283); (b) Company payments on behalf of Mr. DeBenedictis to cover the premium attributable to the term life insurance portion of the split dollar life insurance policy ($1,521); (c) the amounts accrued for the named executive's accounts in 1999 in connection with the dividend equivalent awards made from 1995 through 1999 (Messrs. DeBenedictis $112,000, Coulter $22,400, Stahl $22,400, Smeltzer $12,260 and Riegler $22,400); (d) the value of group term life insurance maintained by the Company on the named executives (Messrs. DeBenedictis $1,497, Coulter $2,108, Stahl $533, Smeltzer $264 and Riegler $748); and (e) earnings in 1999 on amounts deferred under the Company's Executive Deferral Plan (DeBenedictis $25,138 and Stahl $445). The Company will be reimbursed for the amount of the premiums paid under the split dollar program for Mr. DeBenedictis upon his death or repaid such premiums by Mr. DeBenedictis if he leaves the Company.

                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five years with the weighted average cumulative total return of a peer group of companies and the cumulative total return on the S&P 500 over the same period, assuming a $100 investment on January 1, 1994 and the reinvestment of all dividends. In the past, the Company has used the Edward Jones Water Utility Industry Index for its peer group comparison. Since five of the twelve companies in this Index have seen significant increases in their stock price in 1999 as a result of their announcement that they have entered into definitive agreements to be acquired or merged with other companies and since, after such acquisitions, their stock will not be publicly-traded, the Company has adopted the Dow Jones Utility Index to be used for future peer group comparisons. The Edward Jones Water Utility Industry Index and the Dow Jones Utility Index are both presented in the graph below this year for comparison purposes. The Edward Jones Water Utility Industry Index consists of the following companies: American Water Works Company, Inc.; American States Water Company; Aquarion Company; California Water Service Company; Connecticut Water Service Company; Dominguez Services Corporation; E'town Corporation; Middlesex Water Company; Philadelphia Suburban Corporation; SJW Corporation; Southwest Water Company; and United Water Resources, Inc. The Dow Jones Utility Index consists of the following companies: American Electric Power; Consolidated Energy, Inc.; PECO Energy Company; Texas Utilities Company; Columbia Energy Group; Edison International; Public Service Enterprise Group Incorporated; Unicom Corporation; Dominion Resources; Enron Corporation; Reliant Energy, Incorporated; Williams Companies, Inc.; Duke Energy Corporation; PG&E Corporation; and The Southern Company


      COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG PSC, S&P 500,
       DOW JONES UTILITY AND EDWARD JONES WATER UTILITY INDUSTRY AVERAGE

            S&P 500                           E Jones          Dow Jones
           Composite           PSC             Water           Utilities
           ---------         ------           ------           ---------
1994        100.00           100.00           100.00            100.00
1995        137.55           121.76           121.60            123.20
1996        169.12           183.49           146.88            127.96
1997        225.52           282.41           201.67            150.27
1998        289.97           389.25           252.37            171.10
1999        350.98           280.96           250.02            154.96

         The foregoing comparative stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                           STOCK OPTION GRANTS IN 1999

         The following table sets forth information concerning individual grants of stock options under the Company's 1994 Equity Compensation Plan during 1999 to each executive officer identified in the Summary Compensation Table who received options during the period.

                                       OPTION GRANTS IN LAST FISCAL YEAR
                                                                                                   Grant Date
                                                        Individual Grants                             Value
                                 --------------------------------------------------------------   --------------
                                                          % of
                                     Number of           Total
                                    Securities       Options/SAR's     Exercise
                                    Underlying         Granted to       or Base                    Grant Date
                                   Options/SAR's       Employees         Price     Expiration        Present
              Name                Granted (#) (1)    in Fiscal Year    ($/Sh)(2)      Date        Value ($) (3)
-----------------------------------------------------------------------------------------------   --------------
DeBenedictis                          40,000             13.2%          21.4063     3/01/2009        214,000
Coulter                               12,000              4.0%          21.4063     3/01/2009         64,200
Stahl                                  8,000              2.6%          21.4063     3/01/2009         42,800
Smeltzer                               6,000              2.0%          21.4063     3/01/2009         32,100
Riegler                                8,000              2.6%          21.4063     3/01/2009         42,800

(1) The options listed in this column are qualified stock options granted at an exercise price equal to the fair market value of the Company's common stock on the date of grant under the Company's 1994 Equity Compensation Plan. Grants become exercisable in installments of one-third per year commencing on the first anniversary of the grant date. An equal number of dividend equivalents, with a four year accumulation period, were awarded to the named individuals under the 1994 Equity Compensation Plan. The accrued value of the dividend equivalent awards for 1995 through 1999 is shown on the Summary Compensation Table.

(2) The exercise price for options granted is equal to the mean of the high and low sale prices of the Company's common stock on the New York Stock Exchange composite tape on the date the option is granted.

(3) The values in this column were determined using Black-Scholes Option Pricing Model, The actual value of stock options, if any, that may be realized will depend on the difference between the exercise price and the market price on the date of exercise. The estimated values under the Black-Scholes model are based on assumptions as to such variables as interest rates, stock price volatility and dividend yield. The key assumptions used in the Black-Scholes model valuation of the stock options are (i) an assumed dividend yield of 3.2%, (ii) a risk free rate of return of 5.4%, (iii) volatility of 20.9%, (iv) an exercise date of 10 years from the date of grant, and (v) no reduction in values to reflect non-transferability or other restrictions on on the options. These assumptions are not a forecast of future dividend yield, stock performance or volatility.

      Stock Option Exercises in 1999 and Value of Options at Year-End 1999

         The following table sets forth information concerning the number of stock options exercised under the Company's 1988 Stock Option Plan and the 1994 Equity Compensation Plan during 1999 by each executive officer listed below and the number and value of unexercised options as of December 31, 1999, indicating in each case the number and value of those options that were exercisable and unexercisable as of that date.

                                               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                       AND YEAR-END OPTION/SAR VALUES

                                                           Number of Securities             Value of Unexercised
                                                          Underlying Unexercised                In-the-Money
                                                              Options/SAR's at                 Options/SAR's at
                         Shares                             Fiscal Year-End (#)            Fiscal Year-End ($)(1)
                        Acquired           Value     ------------------------------------------------------------------
    Name             on Exercise(#)     Realized($)  Exercisable     Unexercisable     Exercisable    Unexercisable
-----------------------------------------------------------------------------------------------------------------------
DeBenedictis                0                0          219,097           80,000        2,325,253          73,124
Coulter                  10,000           142,188        30,999           20,001          280,093          14,627
Stahl                       0                0           40,999           16,001          400,718          14,627
Smeltzer                    0                0           14,799           10,001          131,884           7,317
Riegler                   7,372           115,976        20,298           16,001          154,884          14,627

(1) Based on the average of the high and low price on the New York Stock Exchange-Composite Transactions of the Company's Common Stock on December 31, 1999 ($20.6875).

CERTAIN COMPENSATION PLANS

Retirement Plan

         The Retirement Plan for Employees of the Company (the "Retirement Plan") is a defined benefit pension plan. In general, participants are eligible for normal pension benefits upon retirement at age 65 and are eligible for early retirement benefits upon retirement at age 55 with ten years of credited service. Under the terms of the Retirement Plan, a participant becomes fully vested in his or her accrued pension benefit after five years of credited service. Benefits payable to employees under the Retirement Plan are based upon "final average compensation", which is defined as the average cash compensation through the five highest consecutive years of the last ten full years preceding retirement.

         The Employee Retirement Income Security Act of 1974, as amended, ("ERISA") imposes maximum limitations on the annual amount of pension benefits that may be paid under, and the amount of compensation that may be taken into account in calculating benefits under, a qualified, funded defined benefit pension plan such as the Retirement Plan. The Retirement Plan complies with these ERISA limitations. Effective December 1, 1989, the Board of Directors adopted an Excess Benefits Plan for Salaried Employees (the "Excess Plan"). The Excess Plan is a nonqualified, unfunded pension benefit plan that is intended to provide an additional pension benefit to participants in the Retirement Plan and their beneficiaries whose benefits under the Retirement Plan are adversely affected by these ERISA limitations. The benefit under the Excess Plan is equal to the difference between (i) the amount of the benefit the participant would have been entitled to under the Retirement Plan absent such ERISA limitations, and (ii) the amount of the benefit actually payable under the Retirement Plan.

         The following tabulation shows the estimated annual pension payable pursuant to the Retirement Plan and the Excess Plan to employees, including employees who are directors or officers of the Company, upon retirement after selected periods of service. This table is provided for illustrative purposes only and does not reflect pension benefits presently due under the Retirement Plan or Excess Plan.

                                                    PENSION TABLE
 Average Salary
  During Five
Years Preceding                Estimated Annual Pension Based on Service of
   Retirement                15 Years         20 Years          25 Years         30 Years          35 Years
---------------              --------         --------          --------         --------          --------
$100,000                     $ 24,800         $ 33,000          $ 41,300         $ 43,800          $ 46,300
 125,000                       31,500           42,000            52,500           55,700            58,800
 150,000                       38,300           51,000            63,800           67,500            71,300
 175,000                       45,000           60,000            75,000           79,400            83,800
 200,000                       51,800           69,000            86,300           91,300            96,300
 225,000                       58,500           78,000            97,500          103,200           108,800
 250,000                       65,300           87,000           108,800          115,000           121,300
 300,000                       78,800          105,000           131,300          138,800           146,300
 350,000                       92,300          123,000           153,800          162,500           171,300
 400,000                      105,800          141,000           176,300          186,300           196,300
 450,000                      119,300          159,000           198,800          210,000           221,300
 500,000                      132,800          177,000           221,300          233,800           246,300

         The Company's contributions to the Retirement Plan are computed on the basis of straight life annuities. The following executive officers listed in Summary Compensation Table have the indicated number of completed years of service under the Retirement Plan, and would, upon retirement at age 65 on March 31, 2000, be entitled to a pension based on the remuneration level listed in the following table:
                                                                  Completed
                                          Covered                  Years of
             Name                      Remuneration            Credited Service
             ----                      ------------            ----------------

         Nicholas DeBenedictis           $493,741                      8
         Morrison Coulter                $181,583                     39
         Roy H. Stahl                    $220,572                     18
         Richard R. Riegler              $196,710                     30
         David P. Smeltzer               $131,675                     13

         A Supplemental Executive Retirement Plan or SERP has been established for Mr. DeBenedictis. This Plan, which is nonqualified and unfunded, was approved by the Board of Directors in 1992 and is intended to provide Mr. DeBenedictis with a total retirement benefit, in combination with the Retirement Plan and Excess Plan, that is commensurate with the retirement benefits for the chief executive officers of other companies. Under the terms of the SERP, Mr. DeBenedictis will be eligible to receive a benefit at normal retirement equal to the difference between (i) the benefit to which he would otherwise be entitled under the Retirement Plan assuming he had 25 years of service and absent the ERISA limitations referred to above, and (ii) the benefit payable to him under the Retirement Plan and the Excess Plan. Under the terms of Mr. DeBenedictis' SERP, if his employment is terminated for any reason prior to age 65, he is entitled to receive a supplemental retirement benefit equal to the difference between (i) the benefit to which he would otherwise be entitled under the Retirement Plan assuming he was credited with two years of service for each of his first seven years of credited service and (ii) the benefit payable to him under the Retirement Plan and the Excess Plan. If Mr. DeBenedictis retires from the Company at age 65, the SERP is projected to provide an annual benefit of $128,060.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Contracts and Termination of Employment and Change of Control Arrangements

         Under the terms of Mr. DeBenedictis' employment arrangement, if his employment is terminated by the Company for any reason other than his disability, death or for cause, he will be entitled to receive a severance payment equal to twelve months of his base compensation paid in twelve equal monthly installments without offset. In the event that the employment of any of the executive officers named in the Summary Compensation Table set forth above is terminated, actually or constructively, within two years following a change of control of the Company, the executive officers will be entitled to certain payments under agreements with the Company and its primary subsidiary, Philadelphia Suburban Water Company. Under the terms of these agreements, the Chief Executive Officer will be entitled to two and one-half times his average annual base cash compensation and the other executive officers will be entitled to two times their average annual base cash compensation, plus continuation of their normal fringe benefits for a period of three years for the Chief Executive Officer and two years for the other executive officers. The agreement with the Chief Executive Officer also provides that, in exchange for a non-competition agreement, he will be entitled to receive one-half of his average annual base cash compensation and the transfer to him of a split dollar life insurance policy maintained by the Company on his life. Under the terms of the 1994 Equity Compensation Plan approved by the shareholders, outstanding stock options will become immediately exercisable, accrued dividend equivalents will become immediately payable and the restrictions on restricted stock grants shall immediately lapse upon certain change of control events.

Compensation of Directors

         Directors who are full-time employees of the Company do not receive a retainer or fees for service on the Board of Directors or Committees of the Board. Members of the Board of Directors who are not full-time employees of the Company or any of its subsidiaries ("Non-employee Directors") receive an annual retainer fee of $12,000, plus an annual grant of 400 shares of the Company's Common Stock. Directors also receive a fee of $1,000 for attendance at each meeting of the Board of Directors of the Company, including Committee meetings. In addition, each Committee Chairman who is a Non-employee Director receives an annual retainer fee of $2,500. All directors are reimbursed for reasonable expenses incurred in connection with attendance at Board or Committee meetings.

Certain Transactions

         Richard H. Glanton, a director, is a partner in the law firm of Reed Smith Shaw & McClay, which firm has provided legal services to the Company in 1999.

                                (Proposal No. 2)
                        PROPOSAL TO AMEND SECTION 5.05(a)
                   OF THE COMPANY'S ARTICLES OF INCORPORATION

Proposal

         The Philadelphia Suburban Corporation Board of Directors proposes and recommends to the shareholders an amendment to Section 5.05(a) of the Company's Articles of Incorporation reducing the required vote of the Board of Directors on corporate actions requiring the vote of the shareholders from three-quarters of the entire Board to a majority of the entire Board in order for the action to be approved by the minimum required vote of the shareholders.

The text of the proposed amended Section 5.05(a) of the Company's Articles of Incorporation is set forth on Annex A to this Proxy Statement.

Purposes and Effects

         Under the terms of Section 5.05 of the Company's Articles of Incorporation, any corporate action, other than the election of directors, requiring the vote of the shareholders could only be authorized upon receiving at least three-quarters of the vote which all voting shareholders, voting as a single class, are entitled to cast on such action (and, in addition, the affirmative vote of the number or proportion of shares of any class or any series of any class of shares of the Company, if any, as shall at the time be required by the express terms of any such class or series of shares of the Company), unless the corporate action was approved by three-quarters of the entire Board of Directors. Corporate actions, other than the election of directors, requiring the vote of the shareholders could be authorized upon receiving the minimum shareholder vote required for the authorization of such action by statute (after taking into account the express terms of any class or any series of any class of shares of the Company with respect to such vote) only if such corporate action was recommended by a vote of three-quarters of the entire Board of Directors. The Board of Directors believes that this provision of the Articles of Incorporation may be unduly restrictive and has approved an amendment to Section 5.05(a) of the Articles of Incorporation to reduce the required vote by the Board of Directors on a corporate action requiring the vote of the shareholders, other than the election of directors, from three-quarters of the entire Board to a majority of the entire Board in order for such corporate action to then be able to be authorized by the minimum shareholder vote required for the authorization of such action by statute.

Vote Required for Approval

         Approval of the Amendment to the Articles of Incorporation requires the affirmative vote of the majority of the votes cast by the holders of the Company's Common Stock. The holders of the Company's Common Stock are entitled to one vote on all matters properly brought before the Annual Meeting for each share to the Company's Common Stock held by such persons. Votes may be cast in person at the Annual Meeting or by proxy. A properly executed proxy marked "ABSTAIN", although counted for purposes of determining whether there is a quorum, will not be counted for purposes of determining the aggregate number of votes cast. Similarly, broker non-votes will also be counted for purposes of determining whether there is a quorum, but will not be counted for purposes of determining the aggregate number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the approval of the Amendment to the Articles of Incorporation.

The Philadelphia Suburban Corporation Board of Directors recommends a vote FOR approval of the Amendment to the Articles of Incorporation.

SHAREHOLDER SUGGESTIONS AND PROPOSALS FOR 2001 ANNUAL MEETING

         Consideration of certain matters is required at the Annual Meeting of Shareholders, such as the election of directors. In addition, pursuant to applicable regulations of the Securities and Exchange Commission, shareholders may present resolutions, which are proper subjects for inclusion in the proxy statement and for consideration at the Annual Meeting, by submitting their proposals to the Company on a timely basis. In order to be included for the 2001 Annual Meeting, resolutions must be received by December 8, 2000.

         The Company receives many shareholder suggestions which are not in the form of resolutions. All are given careful consideration. We welcome and encourage your comments and suggestions. Your correspondence should be addressed as follows:

                  Patricia M. Mycek
                  Secretary
                  Philadelphia Suburban Corporation
                  762 W. Lancaster Avenue
                  Bryn Mawr, PA  19010

                             ADDITIONAL INFORMATION

         The Company will provide without charge, upon written request, a copy of the Company's Annual Report on Form 10-K for 1999. Please direct your requests to Patricia M. Mycek, Secretary, Philadelphia Suburban Corporation, 762
W. Lancaster Avenue, Bryn Mawr, PA 19010.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (a 10% Shareholder), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and 10% Shareholders are required by the SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or a written representation from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the period January 1, 1999 through December 31, 1999, all filing requirements applicable to its officers and directors have been complied with, except that Vivendi, and its wholly-owned subsidiary Vivendi North America were delinquent in reporting purchases of PSC common stock mode in March 1999.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the meeting. However, if any further business should properly come before the meeting, the persons named in the enclosed proxy will vote upon such business in accordance with their judgment.

                                            By Order of the Board of Directors,



                                            PATRICIA M. MYCEK
                                            Secretary
April 10, 2000

Annex A

(The text below shows the effect of the proposed amendment. Deleted text is shown in brackets and new text is shown in italics.)


Section 5.05.  Fundamental and Other Transactions.

         (a) Shareholder Authorization of Corporate Action Recommended by Management. Whenever any corporate action, other than the election of directors, is to be taken by vote of the Shareholders on recommendation of a vote of [three-quarters] A MAJORITY of the entire Board of Directors, the proposed corporate action, including a Fundamental Transaction (as defined in Section 5.06), shall be authorized upon receiving the minimum vote required for the authorization of such action by statute, after taking into account the express terms of any class or any series of any class of shares of the Corporation with respect to such vote.

         (b) Shareholder Authorization of Other Corporate Action. Except as provided in Subsection (a), whenever any corporate action, other than the election of directors, is to be taken by vote of the shareholder, the proposed corporate action, including a Fundamental Transaction (as defined in Section 5.06), shall be authorized only upon receiving at least three-quarters of the vote which all voting shareholders, voting as a single class, are entitled to cast thereon and, in addition, the affirmative vote of the number or proportion of shares of any class or any series of any class of shares of the Corporation, if any, as shall at the time be required by the express terms of any such class or series of shares of the Corporation.

PROXY

                        PHILADELPHIA SUBURBAN CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        PHILADELPHIA SUBURBAN CORPORATION

             Proxy for Annual Meeting of Shareholders, May 15, 2000

         The undersigned hereby appoints David P. Smeltzer, Roy H. Stahl and Patricia M. Mycek, or a majority of them or any one of them acting singly in the absence of the others, with full power of substitution, the proxy or proxies of the undersigned, to attend the Annual Meeting of Shareholders of Philadelphia Suburban Corporation, to be held at the Springfield Country Club, 400 West Sproul Road, Springfield, PA 19064, at 10:00 a.m., on Monday, May 15, 2000 and any adjournments thereof, and, with all powers the undersigned would possess, if present, to vote all shares of Common Stock of the undersigned in Philadelphia Suburban Corporation, including any shares held in the Dividend Reinvestment Plan of Philadelphia Suburban Corporation, as designated on the reverse side.

         The proxy when properly executed will be voted in the manner directed herein by the undersigned. If the proxy is signed, but no vote is specified, this proxy will be voted: FOR the nominees listed in item 1 on the reverse side; FOR approval of the Amendment to Section 5.05(a) of the Company's Articles of Incorporation as set forth in item 2; and in accordance with the proxies' best judgment upon other matters properly coming before the meeting and any adjournments thereof.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

                           (continued on reverse side)


--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^

                                                       Please mark your vote as
                                                       indicated in this example

1. Election of Directors. The Board of Directors recommends that you vote FOR all nominees: Richard H. Glanton, Esq., Alan R. Hirsig, Jr., John F. McCaughan, Richard L. Smoot.

   VOTE FOR          WITHHOLD         To withhold authority to vote
   all nominees      AUTHORITY        for any individual nominee(s)
   listed (except    to vote for      while voting for the remainder,
   as marked to      all nominees     write that nominee's name(s) in
   the contrary)                      the space provided below:

   -------------     ------------     --------------------------------

2. Adoption of an Amendment to Section 5.05(a) of the Philadelphia Suburban Corporation Articles of Incorporation. The Board of Directors recommends that you vote FOR adoption of the Amendment.

          FOR    AGAINST      ABSTAIN

         -----    -----        -----

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                              Dated:______________________, 2000
                                              __________________________________
                                                          Signature
                                              __________________________________
                                                  Signature (if held jointly)

                                              THIS PROXY MUST BE SIGNED EXACTLY
                                              AS NAME APPEARS HEREIN. Executors,
                                              Administrators, Trustees, etc.
                                              should give full title as such. If
                                              the signer is a corporation,
                                              please sign full corporate name by
                                              duly authorized officer.

--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^
Dear Shareholder:

         Enclosed are materials relating to Philadelphia Suburban Corporation's 2000 Annual Meeting of Shareholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

         Your vote is important to us. Please complete, sign and return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                                                    Nicholas DeBenedictis
                                                    Chairman & President